Exhibit 10.23

Hawaiian Telcom & Accenture CONFIDENTIAL

Amendment Number Four

To Application Services Agreement

August 31, 2007

AMENDMENT NUMBER FOUR

TO APPLICATION SERVICES AGREEMENT

This Amendment Number Four (“Amendment”), effective as of August 31, 2007 (the “Amendment Effective Date”), is between Hawaiian Telcom Communications, Inc. (“Hawaiian Telcom”) and Accenture LLP (“Accenture”). Accenture and Hawaiian Telcom may be referred to in this Amendment individually as “Party” and together as “Parties.”

The Parties entered into that certain Application Services Agreement, effective as of February 5, 2007 (the “Agreement”), which the Parties now desire to amend.

The Parties agree to modify and amend the Agreement, as follows:

1.     Amendment to Exhibit B-1: Section 1.2, Term, of Exhibit B-1, Recovery Services Statement of Work, is modified to read, in its entirety, as follows:

“This Statement of Work shall commence on the Effective Date and expire on December 31, 2007 unless an extension is otherwise agreed upon in writing by the Parties (the “Recovery Services Term”), provided that the expiration of this Statement of Work shall not limit any of the warranties provided for in the Agreement.”

2.     Further Amendments:  During the week of October 15, 2007, representatives of the Parties shall meet to discuss in good faith changes to the Services, the approach to the Services, whether the measurement month for the assessment of the Balanced Scorecard should be changed from August 2007, and any related changes in fees or charges payable pursuant to the Agreement.  In connection with such good faith discussions, no later than November 2, 2007, the Parties will, if, and as mutually agreed, execute a Contract Change or Amendment to the Agreement, in either case, to reflect such changes to the Services, the approach to the Services, the measurement month for the assessment of the Balanced Scorecard, and any related changes in fees or charges payable pursuant to the Agreement, if any.

3.     Defined Terms: Any terms not defined in this Amendment will have the same meaning as in the Agreement.

4.     Effect of Amendment:  Unless otherwise amended herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

* * * * * * *

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by and on behalf of the Parties hereto as of the Effective Date.

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:	/s/ Michael S. Ruley

Name:	Michael S. Ruley

Title:	Chief Executive Officer

Date:	October 8, 2007

ACCENTURE LLP

By:	/s/ Timothy A. Hale

Name:	Timothy A. Hale

Title:	Partner

Date:	October 8, 2007